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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2008
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                     0-12742                  04-2457335
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


One Patriots Park, Bedford, Massachusetts                        01730-2396
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 (Address of Principal Executive Offices)                        (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On December 1, 2008, Spire Corporation (the "Company") received a letter from The Nasdaq Stock Market ("Nasdaq") advising that for the prior ten (10) consecutive trading days, the Company's market value of listed securities was below the minimum $50,000,000 requirement for continued inclusion on The Nasdaq Global Market under Marketplace Rule 4450(b)(1)(A) (the "Rule"). Nasdaq also noted that the Company does not comply with Marketplace Rule 4450(b)(1)(B), which alternatively requires total assets and total revenue of at least $50,000,000 each for the most recently completed fiscal year or two of the three most recently completed fiscal years. This notification has no immediate effect on the listing of the Company's common stock.

     The Company will be provided thirty (30) calendar days, or until December 31, 2008, to regain compliance with the Rule. If at any time before December 31, 2008, the Company's market value of listed securities is $50,000,000 or more for a minimum of ten (10) consecutive business days, the Nasdaq staff will determine if the Company complies with the Rule.

     If the Company does not regain compliance with the minimum market capitalization requirement by December 31, 2008, Nasdaq will provide the Company with written notification that the Company's common stock will be delisted from The Nasdaq Global Market. At that time, the Company may appeal the delisting determination to a Nasdaq Listings Qualifications Panel (a "Panel"). In that event, the Company would likely request a hearing before a Panel, which would automatically stay the delisting of the Company's common stock pending the issuance of the Panel's decision after the hearing. The Company plans to exercise diligent efforts to maintain the listing of its common stock on The Nasdaq Global Market, but there can be no assurance that it will be successful in doing so.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits.
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        Exhibit No.         Description
        -----------         -----------

            99.1            Press Release of the Company dated December 5, 2008.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION

Date: December 5, 2008                 By: /s/ Christian Dufresne
                                           --------------------------------
                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer
























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                                  EXHIBIT INDEX



Exhibit No.      Description
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   99.1          Press Release of the Company dated December 5, 2008.